T. Rowe Price Financial Services Fund

Supplement to Prospectus dated May 1, 2010

The following information updates the Prospectus for the T. Rowe Price Financial Services Fund.

On page 5, the second paragraph under "Management" is revised as follows:

Portfolio Manager Eric L. Veiel is Chairman of the fund`s Investment Advisory Committee. Mr. Veiel became chairman of the committee in 2010 and he joined T. Rowe Price in 2005.

On page 23, the disclosure under "Portfolio Management" is amended to reflect the following change:

Effective November 12, 2010, Eric L. Veiel replaces Jeffrey W. Arricale as Chairman of the fund`s Investment Advisory Committee. Mr. Veiel joined T. Rowe Price in 2005 and his investment experience dates from 2000. Prior to managing the fund, he served as an equity research analyst covering the financial services industry since joining T. Rowe Price. Prior to joining T. Rowe Price, he was a senior equity analyst with Wachovia Securities.

The date of this supplement is November 12, 2010

F117-041 11/12/10